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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



                                 JUNE 24, 1997
                  ------------------------------------------
                Date of Report (Date of earliest event reported)



                            MICRON TECHNOLOGY, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



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

                   DELAWARE                               001-10658                           75-1618004
 -------------------------------------------       ----------------------          ----------------------------------
(State or other jurisdiction of incorporation)     (Commission File Number)        (I.R.S. Employer Identification No.)

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                            8000 SOUTH FEDERAL WAY
                           BOISE, IDAHO  83706-9632
                         ----------------------------
                   (Address of principal executive offices)




                                (208) 368-4000
            ------------------------------------------------------
             (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS.

     On June 19, 1997, Micron Technology, Inc. (the "Registrant") entered into an underwriting agreement and a related pricing agreement, in each case with the underwriters named in Schedule I to such pricing agreement (the "Underwriters"), for whom Goldman, Sachs & Co., Robertson, Stephens & Company LLC and Montgomery Securities acted as representatives (the "Representatives") in connection with the offering of $500,000,000 aggregate principal amount of the Registrant's 7% Convertible Subordinated Notes due July 1, 2004 (the "Notes"), issued pursuant to the provisions of that certain Indenture, dated as of June 15, 1997, as supplemented by that certain Supplemental Trust Indenture, dated as of June 15, 1997, in each case, between the Registrant and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"). The Notes are convertible into shares of the Registrant's Common Stock at a conversion rate of 14.8272 per each $1,000 principal amount of Notes (equivalent to a conversion price of approximately $67.44 per share). The Notes were offered pursuant to a shelf registration statement on Form S-3 (Registration No. 333-18441), declared effective by the Securities and Exchange Commission on June 10, 1997. The sale and issuance of the Notes closed on June 24, 1997.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


        Exhibit No.                    Description
 ---------------------   ------------------------------------------------
           1.1           Underwriting Agreement, dated June 19,
                         1997, between the Registrant and the
                         Representatives.

           1.2           Pricing Agreement, dated June 19, 1997,
                         between the Registrant and the Representatives.

           4.1 Indenture, dated as of June 15, 1997, between the Registrant and the Trustee, relating to the Registrant's subordinated debt securities.

           4.2           Supplemental Trust Indenture, dated as
                         of June 15, 1997, between the
                         Registrant and the Trustee, relating to
                         the Notes (including the form of Note).

          12.1           Calculation of Ratios of Earnings to Fixed Charges.

                                      -2-
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MICRON TECHNOLOGY, INC.


Date: July 3, 1997                      By: /s/ Wilbur G. Stover, Jr.
                                             -------------------------------
                                         Wilbur G. Stover, Jr.
                                         Vice President of Finance and
                                         Chief Financial Officer


                                      -3-
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                          INDEX TO EXHIBITS FILED WITH
               THE CURRENT REPORT ON FORM 8-K DATED JUNE 24, 1997



  Exhibit                          Description
-----------     ---------------------------------------------------------------
    1.1         Underwriting Agreement, dated June 19, 1997, between the
                Registrant and the Representatives.

    1.2 Pricing Agreement, dated June 19, 1997, between the Registrant and the Representatives.

    4.1 Indenture, dated as of June 15, 1997, between the Registrant and the Trustee, relating to the Registrant's subordinated debt securities.

    4.2 Supplemental Trust Indenture, dated as of June 15, 1997, between the Registrant and the Trustee, relating to the Notes (including the form of Note).

   12.1         Calculation of Ratios of Earnings to Fixed Charges.